Frank Value Fund

www.FrankFunds.com

Ph: (440)-922-0066

Toll Free: (800)-869-1679

Frank Capital Partners LLC

  Ticker: FRNKX

First Quarter, 2010

To our fellow shareholders,

The Frank Value Fund returned 5.77% in Q1 2010 versus 5.39% for the S&P 500. Please refer to the back of this letter for more detailed performance information.

There remains a significant disconnect between general sentiment and actual business valuation. As stock-pickers, this is a delightful environment to experience! The first quarter of 2010 showed earnings improvements across our portfolio companies, however numerous holdings have yet to appreciate in price. Eyeing the still massive amounts of capital on the sidelines, we will patiently hold our investments until they are more fairly valued. Until then, we collect dividends and free cash flows, all the while adjusting our targets upward due to improved company performance. We are also finding great new ideas to purchase.

Shareholders may be curious about the effects of recent healthcare legislation on their holdings. While researching any company, not just our healthcare businesses, we attempt to model the most challenging-case scenario. Therefore, we made our healthcare investments on the presumption of further regulation. Overall, the new health bill forces more people into the system and these people will end up as new customers for our companies. The valuations on such companies are so low that very little has to go right to earn a decent return. The bigger cause for concern is the run-away federal government spending.

Record deficit spending by the US government as well as governments abroad, combined with slower potential growth due to high unemployment are all compelling reasons to employ a stock-picker. Commentators are bearish on stocks because of these potential headwinds. However, there are individual names in our portfolio that are poised to grow and dominate competition regardless of US credit quality and despite slow growth both domestic and abroad. In short, our companies are poised to grow faster and weather all manners of threats to the bottom line. The same cannot be said for the majority of companies. It is an opportune time to invest with a good stock-picker instead of buying an index.

Finally, an excellent example of the benefits of focusing on the whole company and not just the stock is one of our holdings, Bare Escentuals. This maker of mineral makeup was universally scorned by the media and stock market investors. Instead of concentrating on the whims of the peanut gallery (and the ugly downward stock chart), our research centered on the company’s first-mover advantage, high profit margins, and, most importantly, free cash flow. Despite little stock market support, another company offered a 40% premium to the stock price. This highlights our lack of dependence on other stock market investors, as well as the safety we have in holding companies that produce high volumes of cash. Even if Bare Escentuals lacked a buyer, oftentimes our companies will purchase their own stock using their excess free cash flows. Less supply of stock means increased demand for the remaining shares outstanding and often leads to price gains.

We are confident in our portfolio and bolstered by the fantastic numbers our companies are showing. In spite of the economic challenges and interest rate increases ahead, we believe it is an opportunistic time to invest given the disparity in some valuations. We look forward to continue working with you in the future.

Very truly yours,

Brian Frank

Frank Value Fund Portfolio Manager

Time Period	Frank Value Fund	S&P 500 Total Return	FRNKX Vs. S&P 500
Three Months Ended 3/31/2010	5.77%	5.39%	+0.38%
One Year Ended 3/31/2010	70.98%	49.74%	+21.24%
Average Annual Return for the Three Years Ended 3/31/2010	-0.21%	-4.17%	+4.38%
Average Annual Return for the Five Years Ended 3/31/10	5.03%	1.91%	+3.12%
Average Annual Return Since Inception 7/21/2004 (as of 3/31/2010)	5.48%	3.10%	+2.38%
Total Return Since Inception 7/21/2004 (as of 3/31/2010)	35.50%	19.00%	+16.50%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, a dividend of $1.41 on December 27, 2007, and a dividend of $0.83 on December 29, 2008. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of March 31, 2010, and are subject to change without notice.